LIBERTY HIGH YIELD SECURITIES FUND

                   Supplement to Prospectus dated May 1, 2002

The section Managing the Fund; Portfolio Managers is revised in its entirety as follows:

June M. Giroux, CFA, a Vice President of Colonial and a member of its High Yield Portfolio Management Team, has co-managed the Fund since February, 2003. Ms. Giroux joined Colonial in September, 2000 as a senior research analyst specializing in the energy, information technology, and packaging industries, as well as in special situations. Prior to joining Colonial, Ms. Giroux was a vice president and senior high yield analyst at State Street Research & Management from March, 1996 to August, 2000.

Kevin L. Cronk, CFA, a Vice President of Colonial and a member of its High Yield Portfolio Management Team, has co-managed the Fund since February, 2003. Mr. Cronk joined Colonial in August, 1999 as a senior research analyst specializing in the chemicals, healthcare and telecom industries. Prior to joining Colonial, Mr. Cronk was an investment associate in the High Yield Group at Putnam Investments from May, 1996 to July, 1999.

Thomas A. LaPointe, CFA, a Vice President of Colonial and a member of its High Yield Portfolio Management Team, has co-managed the Fund since February, 2003. Mr. LaPointe joined Colonial in February, 1999 as a senior member of the Fixed Income Department's research group and has provided high yield analytical support to mutual funds investing in the metals, gaming and European telecom industries. Prior to joining Colonial, Mr. LaPointe was a convertible arbitrage analyst at the Canadian Imperial Bank of Commerce from April, 1998 to February, 1999.


730-36/059N-0303                                                   March 3, 2003